Exhibit 10.9
AMENDMENT NO. 2 TO EXECUTIVE SEVERANCE AGREEMENT

    This Amendment No. 2 to Executive Severance Agreement (this “Second Amendment”), by and between Teladoc Health, Inc., a Delaware corporation (“Teladoc” or the “Company”), and Mr. Andrew Turitz, an individual resident in the State of Illinois (“Executive”), is made as of June 9th, 2023.

Recitals

A.    Teladoc and Executive are parties to that certain Executive Severance Agreement, dated as of July 15, 2015 (the “Agreement”).

B.    Teladoc and Executive made Amendment No. 1 to the Executive Severance Agreement, dated as of October 29, 2019 (the “First Amendment”).

C.    Teladoc and Executive desire to make certain changes to the Agreement, as set forth in this Second Amendment.

Terms and Conditions

    In consideration of the mutual covenants contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

    1.    Amendments.

        1.1.    Except as otherwise set forth in this Second Amendment, capitalized terms have the meaning given to them in the Agreement.

        1.2.    A “WHEREAS” paragraph is added after the sole “WHEREAS” paragraph that is currently in the Agreement as follows:

    WHEREAS, during the period of Executive’s employment with the Company, Executive shall serve as Executive Vice President – Corporate Development.

    2.    Other Provisions. Except as expressly set forth above, each and every provision of the Agreement, amended to reflect the changes in the First Amendment of the Agreement shall remain unchanged and in full force and effect.

    3.    General Provisions. The provisions of Section 8 of the Agreement shall govern this Second Amendment, to the fullest extent applicable and are hereby incorporated into this Second Amendment.

[Signature page follows.]

    IN WITNESS WHEREOF, the parties have executed and delivered this Second Amendment as of the date first written above.

MR. ANDREW TURITZ,	TELADOC HEALTH, INC.,
an individual resident in the	a Delaware corporation
State of Illinois

/s/ Andrew Turitz	By:	/s/ Arnnon Geshuri
Arnnon Geshuri
Chief Human Resource Officer